SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                                January 14, 2000

                      EDUCATIONAL VIDEO CONFERENCING, INC.

             (Exact name of registrant as specified in its charter)



         Delaware                    001-14827                 061488212
         --------                    ---------                 ---------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              file number)           Identification No.)


         35 East Grassy Sprain Road, Suite 200, Yonkers, New York 10710
        ----------------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (914) 787-3500
                                                           ---------------

Item 2.  Acquisition or Disposition of Assets.

     On January 14, 2000, registrant's newly formed wholly-owned subsidiary, Interboro Holding, Inc., acquired all of the outstanding stock of Interboro Institute, Inc. ("Interboro") from Bruce R. Kalisch.

     Interboro's  sole  business  consists  of owning  and  operating  Interboro
Institute, a two-year college located in New York City, that was founded in 1884. Interboro Institute is currently authorized by the New York State Board of Regents to grant the Associate of Occupational Studies Degree in business administration (accounting and business management), ophthalmic dispensing, paralegal studies, administrative secretarial arts (executive, legal, correspondence or medical secretary) and security services and management. It also offers a concentration in computer technology in its business management
program.   Most  of  Interboro   Institute's   student  body  consists  of
non-traditional students who pay their tuition using Federal (Pell) and New York State (TAP) tuition grants.

     The purchase price for the outstanding stock of Interboro is contingent upon Interboro having earnings before interest, taxes, depreciation, and amortization, as determined by registrant's auditors ("EBITDA"), over the three fiscal years commencing July 1, 2000 (or January 1, 2001 if registrant changes Interboro's fiscal year to a calendar year). The purchase price has two components: (i) a fixed portion of $672,500, and (ii) a percentage portion equal to 50% of EBITA. The purchase price is payable out of between 20% and 50% of EBITDA that is allocated first to the fixed and then to the percentage portion of the purchase price. Any earned but deferred percentage portion becomes payable in eight quarterly installments after the fixed portion has been fully paid. Unless Interboro has sufficient EBITDA, the fixed portion is not payable.

     In addition, registrant has agreed to issue to Mr. Kalisch warrants to purchase up to 25,000 shares of registrant's common stock at the rate of 5,000 warrants per year provided Interboro has at least $500,000 of EBITDA for the applicable fiscal year during the five year period commencing July 1, 2001 (or January 1, 2002 if registrant charges Interboro's fiscal year to a calendar year).

     Registrant has infused $1,000,000 into Interboro, out of its own funds, for working capital and in order to satisfy certain net worth and other financial requirements.

     The acquisition will be accounted for under the purchase method of accounting and, accordingly, the results of operations will be included in the financial statements as of the date of the acquisition, and the assets and liabilities will be recorded based upon their fair values at the date of the acquisition. Registrant has allocated the excess purchase price over the fair value of net tangible assets acquired to approximately $580,000 of goodwill, which will be amortized on a straight-line basis over a period of ten years.

     Additional information regarding Interboro and Interboro Institute is included in the press release filed as Exhibit 99 to this report.

Item 7.   Financial Statements and Exhibits

          Financial Statements
          --------------------

          (i)       Educational Video Conferencing, Inc. Financial Information.

          (ii) Interboro Institute, Inc. Financial Statements for the Year Ended June 30, 1999.

          (iii) Interboro Institute, Inc. Financial Statements for the Six Months Ended December 31, 1999.

          (iv) Interboro Institute, Inc. Financial Statements for the Six Months Ended June 30, 1998.

          (v) Interboro Institute, Inc. Financial Statements for the Year Ended December 31, 1997

          Exhibits
          --------

          10.1 Stock Purchase Agreement dated as of January 14, 2000 among Bruce R. Kalisch, Interboro Holding, Inc. and Interboro Institute, Inc.

                    Schedules (Copies will be provided to the Commission upon request)

          3.5       - Consents

          3.6       - Compliance  with Law

          3.7       - Financial  Records;  Statements

          3.9       - Taxes

          3.12(a)   - Inventory - Categories of items exceeding $10,000 in value

          3.12(b)   - Equipment

          3.13      - Contracts

          3.14      - Employees

          3.15      - Employee   Benefit   Plans

          3.16      - Insider/Affiliate  Arrangements;  Shareholder Debt

          3.17      - Litigation

          3.18      - Insurance

          3.19      - Absence of Change

          3.21      - Intellectual  Property Rights

         3.22(a)    - Student Enrollment

          3.23      - Student Financial Assistance

          3.25      - Powers of Attorney and Suretyship

          10.2 Warrant Agreement dated as of January 14, 2000 between Educational Video Conferencing, Inc. and Bruce R. Kalisch.

          10.3      Escrow  Agreement  dated  January  14,  2000 among  Bruce R.
                    Kalisch,       Interboro       Holding,       Inc.       and
                    FischbeinoBadillooWagneroHarding.

          99.1 Press Release of Educational Video Conferencing, Inc. dated January 20, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to its Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDUCATIONAL VIDEO CONFERENCING, INC.


Dated:     March 27, 2000              By: /s/ Richard Goldenberg
                                           -------------------------------
                                                Name: Richard Goldenberg
                                                Title: Chief Financial Officer

                          INDEX TO FINANCIAL STATEMENTS

Educational Video Conferencing, Inc.
 Pro Forma Financial Information (Unaudited)................................F-2

Educational Video Conferencing, Inc.
Pro Forma Balance Sheet for the year
ended December 31, 1999(Unaudited)..........................................F-3

Educational Video Conferencing, Inc.
Pro Forma Statement of Operations
for the year ended December 31, 1999(Unaudited).............................F-4

Interboro Institute, Inc. Financial Statements for the Six Months
ended December 31, 1999 and 1998(Unaudited).................................F-5

Interboro  Institute,  Inc.  Financial  Statements
for the year ended June 30, 1999...........................................F-19

Interboro Institute, Inc. Financial Statements for the Six Months
ended June 30, 1998........................................................F-34

Interboro Institute, Inc. Financial Statements for the year
ended December 31, 1997....................................................F-47

                       EDUCATIONAL VIDEO CONFERENCING, INC.
                         PRO FORMA FINANCIAL INFORMATION

                                   (Unaudited)

On January 14, 2000, Educational Video Conferencing, Inc. (EVC) acquired Interboro Institute, Inc. ("Interboro"). The accompanying unaudited pro forma statements of operations are intended to present the combined results of operations of EVC and Interboro for the year ended December 31, 1999 as if the acquisition had occurred on January 1, 1999.

The unaudited pro forma balance sheet is intended to present the financial position of the Company as if the acquisition of Interboro had occurred on December 31, 1999.

Assumptions underlying the adjustments are described in the accompanying notes, which should be read in conjunction with these statements. This pro forma financial information should be read in conjunction with the historical financial statements and related notes thereto of Educational Video Conferencing, Inc. and Interboro Institute, Inc. The pro forma statements of operations may not be indicative of the results of operations that actually would have occurred had the operations of the companies been combined during the period, and may not be indicative of the future results of operations of the Company.

                      EDUCATIONAL VIDEO CONFERENCING, INC.
                             PRO FORMA BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
                                                        Educational
                                                           Video              Interboro             Pro Forma          Pro Forma
                                                    Conferencing, Inc.     Institute, Inc.         Adjustments         Combined
--------------------------------------------------------------------------------------------------------------------------------

Current Assets:
Cash and cash equivalents                                $6,925,823           $39,995                                $6,965,818
Accounts receivable, net                                    461,234           424,476                                   885,710
Inventory                                                         -           109,862                                   109,862
Prepaid Expenses and other current assets                   138,583            56,153                                   194,736
Deferred tax asset                                                              4,425                                     4,425
--------------------------------------------------------------------------------------------------------------------------------
     Total Current Assets                                 7,525,640           634,911                                 8,160,551

Property and Equipment, net                               2,916,091           195,534                                 3,111,625
License Agreement                                           200,000                 -                                   200,000
Goodwill, net of accumulated amortization                         -           107,057   (1)        ($107,057)           648,020
                                                                                        (1)          648,020
Equity and other investments                                240,533                 -   (2)          (45,000)           195,533
Other assets                                                 15,246                 -                     -              15,246

--------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                       $10,897,510          $937,502               $495,963        $12,330,975
================================================================================================================================

Current Liabilities:
Accounts payable and accrued expenses                      $524,539          $644,887                     -          $1,169,426
Due to New York HESC                                                          788,578                                   788,578
Due to Educational Video Conferencing,Inc.                                     45,000   (2)          (45,000)                 -
Current portion of capitalized lease obligations             15,717                                       -              15,717
--------------------------------------------------------------------------------------------------------------------------------
     Total Current Liabilities                              540,256         1,478,465                                 1,973,721

Capital Lease Obligations, net of current portion            46,034                                       -              46,034
--------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                      586,290         1,478,465                     -           2,019,755
--------------------------------------------------------------------------------------------------------------------------------

Common Stock                                                    435            50,000   (1)          (50,000)               435

Additional paid-in capital                               19,889,224           726,193   (1)         (726,193)        19,889,224
                                                                                                                              -
Accumulated deficit                                      (9,578,439)       (1,317,156)             1,317,156         (9,578,439)
-------------------------------------------------------------------------------------------------------------------------------
     Stockholders' Equity (Deficiency)                   10,311,220          (540,963)               540,963         10,311,220
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity              $10,897,510          $937,502               $540,963        $12,330,975
================================================================================================================================



(1) Reflects the adjustments necessary to account for the acquisition of Interboro Institute, Inc.


(2)  Reflects the adjustment for intercompany accounts.

                      EDUCATIONAL VIDEO CONFERENCING, INC.
                        PRO FORMA STATEMENT OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------

Year ended December 31, 1999 (a)
-------------------------------------------------------------------------------------------------------------------

                                            Educational
                                               Video                 Interboro      Pro Forma           Pro Forma
                                         Conferencing, Inc.      Intstitute, Inc.   Adjustments          Combined
-------------------------------------------------------------------------------------------------------------------

Net Revenue:
 Services                                     $752,777                      -                            $  752,777
 Tuition                                                          $ 6,429,048                             6,429,048
 Bookstore                                                            547,863                               547,863
 Interest income                               437,645                      -                               437,645
-------------------------------------------------------------------------------------------------------------------
                                             1,190,422              6,976,911                             8,167,333
-------------------------------------------------------------------------------------------------------------------

Costs and Expenses:
 Cost of sales                                 295,640                      0                               295,640
 Instructional salaries and expenses                                1,687,314
 Books and supplies                                  -                383,703               -               383,703
 Selling, general and administrative         7,017,142              3,068,061        $ 64,802 (b)        10,150,005
 Interest and financing costs                    5,519                      0                                 5,519
 TAP disallowance loss                               -              4,748,797                             4,748,797
-------------------------------------------------------------------------------------------------------------------
                                             7,318,301              9,887,875          64,802            15,583,664
-------------------------------------------------------------------------------------------------------------------


Net income (loss)                          ($6,127,879)           ($2,910,964)       ($64,802)          ($9,103,645)
=================================================================================================================================

Basic loss per common share                     ($1.48)           ($29,109.64)                               ($2.19)
                                          ====================================                    ==================

Weighted-average number of
   common shares outstanding                 4,147,604                    100                             4,147,604
                                          ====================================                    ==================


(a) - The   pro  forma  combined  statements  of  operations  assume  that   the
      acquisition  of Interboro  Institute, Inc.  occurred  on  January 1, 1999.

(b) - Reflects the amortization of excess of cost over fair value of net assets acquired resulting from the acquisition of Interboro Institute, Inc. over 10 years.

                           INTERBORO INSTITUTE, INC.

                          INTERIM FINANCIAL STATEMENTS

                   For the Six Months Ended December 31, 1999

                            INTERBORO INSTITUTE, INC.
                          INTERIM FINANCIAL STATEMENTS
                               TABLE OF CONTENTS


                                                            Page

           INDEPENDENT ACCOUNTANT'S REPORT                  F-7


           FINANCIAL STATEMENTS


           Balance Sheet                                     F-8


           Statement of Operations and Accumulated Deficit   F-9


           Statement of Cash Flows                           F-10

           Notes to Financial Statements                     F-11 - F-18

                   INDEPENDENT ACCOUNTANT'S COMPILATION REPORT

                          TO THE BOARD OF DIRECTORS OF
                            INTERBORO INSTITUTE, INC.


              We have compiled the accompanying balance sheet of Interboro Institute, Inc. as of December 31, 1999 and the related statements of operations and accumulated deficit and cash flows for the six months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

              A compilation is limited to presenting in the form of financial statements information that is the representation of management (the owners). We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

              Donald D. Devine Company
              January 13, 2000

                            INTERBORO INSTITUTE, INC.
                                 Balance Sheet
                               December 31, 1999

                                     ASSETS

     Current Assets

       Cash                                                   $     39,995
       Accounts and Notes Receivable                               424,476
         (less allowance for doubtful accounts of $50,000)
       Prepaid Expenses                                             56,153
       Inventory                                                   109,862
       Deferred Tax Asset                                            4,425
                                                              ------------

       Total Current Assets                                        634,911

     Property and Equipment - Net                                  195,534

     Goodwill - Net                                                107,057
                                                              ------------

       TOTAL ASSETS                                           $    937,502
                                                              ============



                           LIABILITIES AND DEFICIENCY

     Current Liabilities

       Accounts Payable                                       $    556,554
       Accrued Expenses Payable                                     70,333
       Due to New York HESC                                        788,578
       Due to EVCI                                                  45,000
       Other Current Liabilities                                    18,000
                                                              ------------


       Total Current Liabilities                                 1,478,465

     Stockholder's Deficiency

       Common Stock (no par value                                   50,000
         Authorized 200 shares, issued and
         outstanding 100 shares)
       Additional Paid In Capital                                  726,193
       Accumulated Deficit                                     ( 1,317,156)
                                                               ------------

       Total Stockholder's Deficiency                          (   540,963)
                                                              -------------

       TOTAL LIABILITIES AND DEFICIENCY                       $    937,502
                                                              ============


            See accountant's report and notes to financial statements

                           INTERBORO INSTITUTE, INC.
      Statement of Operations and Retained Earnings and Accumulated Deficit
              For the Six Months Ended December 31, 1999 and 1998

                                                  1999            1998


     Revenue
       Tuition Revenue - Net                 $   3 337,981   $   3,043,913
       Bookstore Revenue                           253,536         180,533
                                             -------------   -------------

       Total Revenue                             3,591 517       3,224,446

     Cost of Operations
       Books and Supplies                          192,552         237,467
       Instructional Salaries                      614,653         683,460
       Instructional Expenses                      177,077         176,152
                                             -------------   -------------

       Total Cost of Operations                    984,282       1,097,079

     Gross Profit                                2,607,235       2,127,367
                                             -------------   -------------
     General & Administrative
       Administrative Salaries                     499,685         573,608
       Administrative Expenses                     159,291         153,132
       Student Recruitment                         508,578         527,591
       Occupancy Expenses                          328,841         324,260
       Student Services                            216,460         231,670
       Depreciation                                 27,795          32,495
       Amortization                                  2,433           2,433
                                             -------------   -------------

       Total General & Administrative            1,743,083       1,845,189
                                             =============   =============

     Income From Operations                        864,152         282,178

     Other Income and (Expense)               (      9,601)          3,375

     Net Income before Taxes                       854,551         285,553

     Income Taxes                                   11,505           3,831

     Net Income                                    843,046         281,722

     Retained Earnings (Accumulated           (  2,160,202)      1,312,080
       Deficit), Beginning

     Retained Earnings (Accumulated          $(  1,317,156)  $   1,593,802
       Deficit), Ending

                            INTERBORO INSTITUTE, INC.
                             Statement of Cash Flows
               For the Six Months Ended December 31, 1999 and 1998

                                                             1999        1998
Cash flows from operating activities:

  Net income                                            $   843,046  $  281,722
                                                        -----------  ----------
  Adjustments to reconcile net income to net cash provided (used) by operating activities:

    Depreciation and amortization                            30,228      34,928

    Changes in operating assets and liabilities
    (Increase) decrease in Accounts and Notes Receivable  1,013 823   1,374,628
    (Increase) decrease in Prepaid Expenses               (   9,175)      8,894
    (Increase) decrease in Inventory                         33,691   ( 147,698)
    (Increase) decrease in deferred tax asset                11,505       3,518
    Increase (decrease) in Accounts Payable                  99,212      33,864
    Increase (decrease) in Accrued Expenses Pay               3,504      22,827
    Increase (decrease) in Unearned Tuition              (  792,684)  ( 676,563)
    Increase (decrease) in NYHESC Payable                (2,058,000)  ( 300,000)
    Increase (decrease) in Other Current Liabilities     (  129,588)          0
                                                         ----------- ----------
    Total adjustments                                    (1,797,484)    354,398
                                                         ----------- ----------
  Net cash provided (used) by operating activities       (  954,438)    636,120
                                                         ----------- ----------

Cash flows from investing activities:

  Purchase of property & equipment                       (   20,704)  (  55,962)
  Cash proceeds from the sale of property                     8,335           0
                                                         ----------- ----------
  Net cash provided (used) by investing activities       (   12,369)  (  55,962)
                                                         ----------- ----------

Cash flows from financing activities:

  Proceeds from Loan                                         45,000           0
  Capital Contribution                                      695,876           0
                                                          ---------- ----------
  Net cash provided by financing activities                 740,876           0
                                                          ---------- ----------

Net increase (decrease) in cash                          (  225,931)    580,158

Cash and equivalents, beginning                             265,926     432,532
                                                          ---------- ----------
Cash and equivalents, ending                            $    39,995  $1, 012,690
                                                          ---------- ----------

                             Supplemental Disclosures
     Interest Paid                                      $     5,000  $        0

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1999


                  NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                  Interboro Institute, Inc., the Company, was incorporated under the laws of the State of New York on November 21, 1981, under the name of Kinterboro Corporation. Its principal business activity consists of the operation of a post-secondary two-year degree-granting college located in New York City. It subsequently changed its name to Interboro Institute, Inc. in conjunction with the liquidation of its subsidiary of the same name.

                  USE OF ESTIMATES
                  The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  ALLOWANCE FOR DOUBTFUL ACCOUNTS
                  The Company analyzes its accounts receivable and loans receivable reviewing the age of the receivable, subsequent collections, and the items in collection. Accordingly, it sets up an appropriate allowance.

                  PROPERTY AND EQUIPMENT
                  Property and equipment are stated at cost. Depreciation is calculated on the applicable straight-line or accelerated methods over the estimated useful lives of the assets, which range from three to seven years. Leasehold improvements are amortized over the term of the lease.

                  INCOME TAXES

                  The Company has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code whereby the income or loss is passed on to the stockholders. New York State recognizes the Subchapter S Provision in lieu of its corporate franchise tax, but New York City does not. New York City taxable income is reported under the direct write off method of accounting while the financial statements are prepared on the allowance method of accounting. As a result, the timing of the bad debt expenses differs for financial accounting and tax reporting purposes giving rise to a deferred tax asset account.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1999


                  NOTE 1 -ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
                          (Cont.)

                  FINANCIAL AID

                  The School participates in most Federal and State Financial Aid programs (Title IV Programs, NYS TAP, etc.). A substantial portion of the students attending Interboro Institute, Inc. rely on these Federal and State Financial Aid programs to meet their tuition needs. Changes in the programs may have direct impact on the institute.

                  INVENTORY

                  Inventory consists of books and supplies to be sold to students. The Company values its inventory at the lower of cost or market, using the first-in, first-out method.

                  INTANGIBLE ASSETS
                  Goodwill arose in 1982 in connection with the Corporation's purchase of 100% of the stock of Interboro Institute, Inc. and its subsequent liquidation. Goodwill is being amortized over a period of 40 years. At December 31, 1999 accumulated amortization totaled $87,589.

                  UNEARNED TUITION REVENUE
                  Revenue is recognized ratably over the term of the semester. Tuition revenue from school tuition contracts is deferred to a subsequent period when the contract services will be rendered. The Company's policy is to calculate unearned tuition income based on the percentage of the semester remaining uncompleted.

                  COMPENSATED ABSENCES
                  Employees of the company are entitled to paid vacation. It is impracticable to estimate the amount of compensation for future absences, and, accordingly, no liability has been recorded in the accompanying financial statement. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.

                  NOTE 2 - CASH

                  The Company deposits the majority of its cash in one commercial bank in New York City, NY. From time to time cash balances in this account exceed the federally insured limits. To date, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash and cash equivalents.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1999

                  NOTE 3 - ACCOUNTS AND NOTES RECEIVABLE

                  The following schedule shows the components of accounts and notes receivable:
                           Accounts Receivable - Students            $  429,376
                           Undisbursed TAP Funds                      (  58,475)
                           Student Loans Receivable                     102,005
                           Employee Loans                                 1,570
                                                                     ----------
                                                                        474,476

                  Allowance for Doubtful Accounts                     (  50,000)
                                                                    -----------

                  Accounts and Notes Receivable - Net                $  424,476
                                                                     ==========


                  NOTE 4 - PROPERTY AND EQUIPMENT

                  Property and equipment at January 13, 2000 consists of the following:

                     Property and Equipment - Cost

                           Furniture, Fixtures & Equipment           $1,550,062
                           Leasehold Improvements                        73,817
                           Library                                       21,348
                                                                         ------

                       Sub-Total - Property and Equipment             1,645,227
                                                                      ---------

                     Accumulated Depreciation

                           Furniture, Fixtures & Equipment            1,414,006
                           Leasehold Improvements                        14,339
                           Library                                       21,348
                                                                       --------

                           Sub-Total - Accumulated Depreciation       1,449,693
                                                                      ---------

                       Property and Equipment - Net                   $ 195,534
                                                                      =========


                  NOTE 5 - ADVERTISING EXPENSE

                  Advertising expense is charged as it is incurred. The total advertising expense for the six months ended December 31, 1999 was $ 494,770.

                  NOTE 6 - CAPITAL STOCK

                  At December 31, 1999 the Company has 100 shares of no par value common stock issued and outstanding. Common shares are voting and dividends are paid at the discretion of the Board of Directors.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1999


                  NOTE 7 - LEASE COMMITMENT

                  The Company leases administrative offices and classrooms in New York City at 450 West 56th Street. The lease commenced on February 1, 1984 and has since been amended twice to include additional space and to extend the term to January 31, 2003. The Company is liable for its share of increases in real estate taxes over the base year. Rent expense for the period ended December 31, 1999 was $208,120, inclusive of real estate taxes. At December 31, 1999 future minimum lease payments, inclusive of real estate taxes, are as follows:

                            For the year ended
                                  June 30,                             Rent
                           --------------------                      --------
                                    2000                            $ 213,232
                                    2001                            $ 437,943
                                    2002                            $ 449,423
                                    2003                            $ 384,086


                  NOTE 8 - EMPLOYEE BENEFIT PLANS

                  During July of 1992, the Company adopted a Savings Plan which meets all of the requirements of the Internal Revenue Service Code for a profit sharing plan under Code Sections 401(a) and 401(k). While the Company may elect to set aside contributions for employees, it did not do so for the period ended December 31, 1999.

                  Employees may make before and after tax contributions in accordance with normal 401(k) requirements. The Company applied for and has received a favorable determination letter from the IRS.

                  NOTE 9 - RELATED PARTY TRANSACTIONS

                  The Company uses a related party, Bruce Advertising (a sole proprietorship) operated by the sole shareholder of the Corporation as an advertising agency. For the six months ended December 31, 1999 the institution incurred expenses to the agency of $350,876. As of December 31, 1999 there is no balance due to Bruce Advertising.

                  The sole shareholder Bruce Kalisch contributed capital of $695,876 during the period.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1999

                  NOTE 10 - LOANS PAYABLE20

                  Educational Video Conferencing, Inc., Yonkers, New York has loaned the corporation $45,000 during the period to provide operating capital (see Note 13).

                  NOTE 11 - INCOME TAXES

                  Income taxes for the six months ended December 31, 1999 consists of deferred corporate income tax for the City of New York in the amount of $11,505.

                  Management estimates a net operating loss carryforward of $2,500,000 for New York State S Corporation Franchise Tax and New York City General Corporation Tax.

                  NOTE 12 - DUE TO NEW YORK HESC (HIGHER EDUCATION SERVICES
                            CORPORATION)

                  The Office of the Comptroller of the State of New York ("OSC") in its final audit report of Interboro Institute's participation in the Tuition Assistance Program (TAP) and the Supplemental Tuition Assistance Program (STAP) for the academic grant years 1989-90 through 1991-92, dated November 15, 1996, had recommended the disallowance of $4,796,132 of TAP and STAP funds disbursed to Interboro during the audit period. In the report, OSC recommended that the New York State Higher Education Services Corporation (NYHESC), the state agency responsible for disbursing TAP funds, recover these disallowed funds plus applicable interest.

                  By letter dated November 19, 1996, the New York State Higher Education Services Corporation demanded from Interboro a refund of the full amount of the recommended disallowance plus applicable interest at the rate of 9% per annum, from the date of the letter.

                  On or about December 12, 1996, Interboro commenced a civil action in the United States District Court for the Northern District of New York against several state officials, including H. Carl McCall, the Comptroller of the State of New York, Robert J. Maurer, the President of HESC, and Donald J. Nolan, the former Deputy Commissioner of Higher and Professional Education within the State Education Department, seeking, among other things, a permanent injunction and declaratory judgement against the defendants in their individual and official capacities. Interboro alleged claims under 42 U.S.C 1983, et. seq. premised upon defendants' selective enforcement of the applicable laws and

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1999


                  NOTE 12 - DUE TO NEW YORK HESC (HIGHER EDUCATION SERVICES CORPORATION) (cont.)

                  regulations in violation of the Equal Protection Clause of the Fourteenth Amendment of the United States Constitution.

                  On or about March 13, 1997, Interboro commenced a second proceeding in the Supreme Court of the State of New York, Albany County, under Article 78 of the Civil Practice Law and Rules alleging, among other things, that the actions of OSC, HESC and the State Education Department are arbitrary and capricious. In this special proceeding, Interboro sought, among other things, to recover all TAP and STAP funds withheld by HESC and OSC as well as incidental and consequential damages resulting from defendants' action.

                  By letter agreement dated March 7, 1997 Interboro entered into an interim repayment agreement with HESC which permitted HESC to withhold a portion of the TAP and STAP awards prospectively awarded to Interboro's eligible students in consideration for restoring Interboro to full pre-payment status as an institution eligible to receive student assistance prospectively. Without prejudice to its right to continue the above referenced litigation through a judicial determination, Interboro agreed to pay the following sums:

                           $500,000         Upon execution of the agreement
                           $400,000         December 10, 1997
                           $300,000         April 10, 1998
                           $600,000         December 10, 1998

                  By Decision and Order dated October 8, 1997, the district court granted the defendants' motion for summary judgment and dismissed the Federal Action. Interboro filed a timely appeal of the district court's decision which was fully briefed, argued and submitted to the United States Court of Appeals for the Second Circuit on April 20, 1998.

                  On or about October 16, 1997, the New York State Supreme Court, Albany County, entered an order dismissing the State Action. Thereafter, Interboro filed a timely Notice of Appeal and perfected that appeal to the Supreme Court of the State of New York, Appellate Division for the Third Department.

                  Both the state and federal court appeals have been determined conclusively in favor of the state agencies upholding the validity of the audit disallowances.

                            INTERBORO INSTITUTE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

                  NOTE 12 - DUE TO NEW YORK HESC (HIGHER EDUCATION SERVICES CORPORATION) (cont.)

                  As of December 31, 1999, Interboro Institute has paid $5,024,617 to NYHESC through withheld TAP funds, $1,017,063 of these withholdings was accrued interest on the disallowance and $4,007,554 reduced the remaining balance of the disallowance due to NYHESC to $788,578.

                  Management represents that this balance could be paid in its entirety as a result of funds to be withheld from TAP certifications for students enrolled during the Spring 2000 term, which come due by the end of March 2000. The Company will thereafter be immediately eligible to continue to receive TAP disbursements in the ordinary course.

                  NOTE 13- CONTINGENCIES AND COMMITMENTS

                  SALES TAX AUDIT
                  During December 1999, the State of New York initiated a Sales and Use Tax Audit for the period from March 31, 1997 through August 31, 1999. This audit is to determine if all the appropriate sales and use taxes have been collected and paid. Since the audit began recently and is still in progress, management is unable to determine if any assessment may result from this audit.

                  TUITION ASSISTANCE PROGRAM (TAP)
                  TAP funds received through the academic grant years 1992 have been audited. Subsequent and future funds received are still subject to audit. At this time, it is not possible to determine the periods which will be audited or any adjustments which might be necessary as a result.

                  NOTE 14 - GOING CONCERN

                  The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has a working capital deficiency and has suffered a loss and negative cash flows resulting from the disallowance and withholding of TAP funds, as explained in Note 12, which raise doubt about the Company's ability to continue as a going concern.

                  As of the date of this report, the Corporation's stock has been purchased and a substantial capital contribution has been made to the Company. Management believes that this infusion of capital, along with expected operating profits and the reinstatement of TAP disbursements in the ordinary course, should eliminate the working capital deficit.

                            INTERBORO INSTITUTE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999


                  NOTE 15 - SUBSEQUENT EVENTS

                  CHANGE OF OWNERSHIP On January 13, 2000 the Corporation's stock was purchased by Interboro Holding, Inc., a Delaware corporation with offices at Educational Video Conferencing, Inc., Yonkers.

                           INTERBORO INSTITUTE, INC.

                              FINANCIAL STATEMENTS

                        For the Year Ended June 30, 1999

                            INTERBORO INSTITUTE, INC.
                              FINANCIAL STATEMENTS
                               TABLE OF CONTENTS


                                                           Page

          INDEPENDENT AUDITOR'S REPORT                     F-21


          FINANCIAL STATEMENTS


          Balance Sheet                                    F-22


          Statement of Operations and Accumulated Deficit  F-23


          Statement of Cash Flows                          F-24


          Notes to Financial Statements                    F-25-F-33

                          Independent Auditor's Report

                  To the Board of Directors and Stockholders of Interboro Institute, Inc.

                  We have audited the balance sheet of Interboro Institute, Inc. as of June 30, 1999 and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

                  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                  In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Interboro Institute, Inc. as of June 30, 1999 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                  In accordance with Government Auditing Standards, we have also issued a report dated January 11, 2000 on our consideration of the Interboro Institute Inc. internal control structure and a report dated January 11, 2000 on its compliance with laws and regulations.

                  Donald D. Devine Company
                  Certified Public Accountants
                  January 11, 2000

                           INTERBORO INSTITUTE, INC.
                                 Balance Sheet
                                 June 30, 1999

                                     ASSETS

     Current Assets

       Cash and Cash Equivalents                              $    265,926
       Accounts and Notes Receivable                             1,438,299
         (less allowance for doubtful accounts
          of $ 180,000)
       Prepaid Expenses                                             46,978
       Inventory                                                   143,553
       Deferred Tax Asset                                           15,930

       Total Current Assets                                      1,910,686

     Property and Equipment - Net                                  210,960

     Goodwill - Net                                                109,490
                                                              ------------

         TOTAL ASSETS                                         $  2,231,136
                                                              ============


                           LIABILITIES AND DEFICIENCY

     Current Liabilities

       Accounts Payable                                       $    457,342
       Accrued Expenses Payable                                     66,829
       Unearned Tuition                                            792,684
       Due to New York HESC                                      2 846,578
       Other Current Liabilities                                   147,588
                                                              ------------

       Total Current Liabilities                                 4,311,021
                                                              ============
     Stockholder's Deficiency

       Common Stock (no par value                                   50,000
         Authorized 200 shares, issued and
         outstanding 100 shares)
       Additional Paid In Capital                                   30,317
       Accumulated Deficit                                     ( 2,160,202)

       Total Stockholder's Deficiency                          ( 2,079,885)
                                                               -----------

       TOTAL LIABILITIES AND DEFICIENCY                       $  2,231,136
                                                              ============



           See accountant's report and notes to financial statements.

                            INTERBORO INSTITUTE, INC.
                 Statement of Operations and Accumulated Deficit
                        For the Year Ended June 30, 1999




       Revenue
       Tuition Revenue - Net                                  $  6,142,574
       Bookstore Revenue                                           474,860
                                                              ------------

       Total Revenue                                             6,617,434

     Cost of Operations
       Books and Supplies                                          406,676
       Instructional Salaries                                    1,369,663
       Instructional Expenses                                      199,034
                                                              ------------

       Total Cost of Operations                                  1,975,373

     Gross Profit                                                4,642,061
                                                              ============
     General & Administrative
       Administrative Salaries                                   1,134,289
       Administrative Expenses                                     406,304
       Student Recruitment                                         568,918
       Occupancy Expenses                                          671,552
       Student Services                                            523,309
       Depreciation and Amortization                                76,494
                                                              ============

       Total General & Administrative                            3,380,866

     Income From Operations                                      1,261,195

     Interest Income                                                12,206
     Loss from Disallowance of TAP Funds                       ( 4,748,797)

     Loss before Income Tax Benefit                            ( 3,475,396)

     Income Tax Benefit                                        (     3,114)

     Net Loss                                                  ( 3,472,282)

     Retained Earnings, June 30, 1998                            1,312,080

     Accumulated Deficit, June 30, 1999                       $( 2,160,202)


           See accountant's report and notes to financial statements.

                            INTERBORO INSTITUTE, INC.
                             Statement of Cash Flows
                        For the Year Ended June 30, 1999




    Cash flows from operating activities:

      Net loss                                                $(3,472,282)

      Adjustments to reconcile net loss to net cash used in operating activities:

        Depreciation and amortization                              76,493
                                                              ===========
      Changes in operating assets and liabilities
        (Increase) decrease in Accounts and Notes Receivable      273,680
        (Increase) decrease in Prepaid Expenses                   134,088
        (Increase) decrease in Inventory                       (   79,288)
        (Increase) decrease in Deferred Tax Asset              (    3,739)
        Increase (decrease) in Accounts Payable                    97,698
        Increase (decrease) in Accrued Expenses Payable        (  235,737)
        Increase (decrease) in Unearned Tuition                   116,121
        Increase (decrease) in NYHESC Payable                   2,846,578
        Increase (decrease) in Other Current Liabilities          147,588
                                                              -----------

        Total adjustments                                       3,373,482
                                                              ===========

      Net cash used in operating activities                    (   98,800)


    Cash flows from investing activities:

      Purchase of property & equipment                         (   67,806)

      Net cash used in investing activities                    (   67,806)



    Net decrease in cash and cash equivalents                  (  166,606)

    Cash and cash equivalents, beginning                          432,532

    Cash and cash equivalents, ending                         $   265,926




                           Supplemental Disclosure
      Income Taxes Paid                                       $       625



          See accountant's report and notes to financial statements

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1999

                  NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                  Interboro Institute, Inc., the Company, was incorporated under the laws of the State of New York on November 21, 1981, under the name of Kinterboro Corporation. Its principal business activity consists of the operation of a post-secondary two-year degree-granting college located in New York City. It subsequently changed its name to Interboro Institute, Inc. in conjunction with the liquidation of its subsidiary of the same name.

                  USE OF ESTIMATES
                  The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  ALLOWANCE FOR DOUBTFUL ACCOUNTS
                  The Company analyzes its accounts receivable and loans receivable reviewing the age of the receivable, subsequent collections, and the items in collection. Accordingly, it sets up an appropriate allowance.

                  PROPERTY AND EQUIPMENT
                  Property and equipment are stated at cost. Depreciation is calculated on the applicable straight-line or accelerated methods over the estimated useful lives of the assets, which range from three to seven years. Leasehold improvements are amortized over the term of the lease.

                  INCOME TAXES

                  The Company has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code whereby the income or loss is passed on to the stockholders. Taxable income is reported under the direct write off method of accounting while the financial statements are prepared on the allowance method of accounting. As a result, the timing of the bad debt expenses differs for financial accounting and tax reporting purposes giving arise to a deferred benefit account.

                  New York State recognizes the Subchapter S Provision in lieu of its corporate franchise tax, but New York City does not.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1999

                  NOTE 1 -ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
                          (Cont.)

                  FINANCIAL AID

                  The School participates in most Federal and State Financial Aid programs (Title IV Programs, NYS TAP, etc.). A substantial portion of the students attending Interboro Institute, Inc. rely on these Federal and State Financial Aid programs to meet their tuition needs. Changes in the programs may have direct impact on the institute.

                  INVENTORY

                  Inventory consists of books and supplies to be sold to students. The Company values its inventory at the lower of cost or market, using the first-in, first-out method.

                  INTANGIBLE ASSETS
                  Goodwill arose in 1982 in connection with the Corporation's purchase of 100% of the stock of Interboro Institute, Inc. and its subsequent liquidation. Goodwill is being amortized over a period of 40 years. At June 30, 1999 accumulated amortization totaled $85,156.

                  UNEARNED TUITION REVENUE
                  Revenue is recognized ratably over the term of the semester.

                  Tuition revenue from school tuition contracts are deferred to a subsequent period when the contract services will be rendered. The Company's policy is to calculate unearned tuition income based on the percentage of the semester remaining uncompleted.

                  COMPENSATED ABSENCES
                  Employees of the company are entitled to paid vacation. It is impracticable to estimate the amount of compensation for future absences, and, accordingly, no liability has been recorded in the accompanying financial statement. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.

                  NOTE 2 - CASH AND CASH EQUIVALENTS

                  The Company deposits the majority of its cash in one commercial bank in New York City, NY. From time to time cash balances in this account exceed the federally insured limits. To date, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash and cash equivalents.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1999


                  NOTE 3 - ACCOUNTS AND NOTES RECEIVABLE

                  The following schedule shows the components of accounts and notes receivable:
                           Accounts Receivable - Students            $1,264,410
                           Undisbursed TAP Funds                      (   9,422)
                           Student Loans Receivable                     360,292
                           Employee Loans                                 3,019
                                                                     ----------
                                                                      1,618,299

                  Allowance for Doubtful Accounts                     ( 180,000)
                                                                    -----------

                  Accounts and Notes Receivable - Net                $1,438,299
                                                                     ==========


                  NOTE 4 - PROPERTY AND EQUIPMENT

                  Property and equipment at June 30, 1999 consists of the following:

                     Property and Equipment - Cost

                           Furniture, Fixtures & Equipment          $ 1,529,359
                           Leasehold Improvements                        73,817
                           Library                                       21,348
                           Automobiles                                   26,774
                                                                     ----------

                       Sub-Total - Property and Equipment            $1,651,298
                                                                     ----------

                     Accumulated Depreciation

                           Furniture, Fixtures & Equipment          $ 1,389,125
                           Leasehold Improvements                        13,257
                           Library                                       21,091
                           Automobiles                                   16,865
                                                                     ----------

                       Sub-Total - Accumulated Depreciation         $ 1,440,338
                                                                      ---------

                       Property and Equipment - Net                 $   210,960
                                                                     ==========

                  Depreciation expense for the year was $71,628.

                  NOTE 5 - CAPITAL STOCK

                  At June 30, 1999, the Company has 100 shares of no par value common stock issued and outstanding. Common shares are voting and dividends are paid at the discretion of the Board of Directors.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1999


                  NOTE 6 - LEASE COMMITMENT

                  The Company leases administrative offices and classrooms in New York City at 450 West 56th Street. The lease commenced on February 1, 1984 and has since been amended twice to include additional space and to extend the term to January 31, 2003. The Company is liable for its share of increases in real estate taxes over the base year. Rent expense for the year ended June 30, 1999 was $403,503, inclusive of real estate taxes. At June 30, 1999 future minimum lease payments, inclusive of real estate taxes, are as follows:

                            For the year ended
                                  June 30,                      Rent
                          ----------------------             ----------
                                  2000                       $ 426,463
                                  2001                       $ 437,943
                                  2002                       $ 449,423
                                  2003                       $ 384,086


                  NOTE 7 - RELATED PARTY TRANSACTIONS

                  The Company uses a related party, Bruce Advertising (a sole proprietorship) operated by the sole shareholder of the Corporation as an advertising agency. For the year ended June 30, 1999 the institution incurred expenses to the agency of $537,564. As of June 30, 1999 the amount still owed and included in accounts payable was $176,536.

                  NOTE 8 - EMPLOYEE BENEFIT PLANS

                  During July of 1992, the Company adopted a Savings Plan which meets all of the requirements of the Internal Revenue Service Code for a profit sharing plan under Code Sections 401(a) and 401(k). While the Company may elect to set aside contributions for employees, it did not do so for the year ended June 30, 1999.

                  Employees may make before and after tax contributions in accordance with normal 401(k) requirements. The Company applied for and has received a favorable determination letter from the IRS. The Company has a liability of $6,875 due to the plan at June 30, 1999.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1999

                  NOTE 9 - INCOME TAXES

                  The income tax benefit at June 30, 1999 consists of current and deferred income tax for the State of New York and the City of New York, as follows:

                           Current Taxes

                                    New York State Franchise Tax        $   325
                                    New City Corporation Tax                300
                                                                          -----

                                                                            625

                           Deferred Tax Benefit                          (3,739)
                                                                          -----

                           Provision for Income Taxes                   $(3,114)
                                                                        ========


                  NOTE 10 - DUE  TO  NEW YORK  HESC (HIGHER  EDUCATION  SERVICES
                            CORPORATION)

                  The Office of the Comptroller of the State of New York ("OSC") in its final audit report of Interboro Institute's participation in the Tuition Assistance Program (TAP) and the Supplemental Tuition Assistance Program (STAP) for the academic grant years 1989-90 through 1991-92, dated November 15, 1996, had recommended the disallowance of $4,796,132 of TAP and STAP funds disbursed to Interboro during the audit period. In the report, OSC recommended that the New York State Higher Education Services Corporation (NYHESC), the state agency responsible for disbursing TAP funds, recover these disallowed funds plus applicable interest.

                  By letter dated November 19, 1996, the New York State Higher Education Services Corporation demanded from Interboro a refund of the full amount of the recommended disallowance plus applicable interest at the rate of 9% per annum, from the date of the letter.

                  On or about December 12, 1996, Interboro commenced a civil action in the United States District Court for the Northern District of New York against several state officials, including H. Carl McCall, the Comptroller of the State of New York, Robert J. Maurer, the President of HESC, and Donald J. Nolan, the former Deputy Commissioner of Higher and Professional Education within the State Education Department, seeking, among other things, a permanent injunction and declaratory judgement against the defendants in their individual and official capacities. Interboro

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1999

                  NOTE 10 - DUE TO NEW YORK HESC (HIGHER EDUCATION SERVICES CORPORATION) (cont.)

                  alleged claims under 42 U.S.C 1983, et. seq. premised upon defendants' selective enforcement of the applicable laws and regulations in violation of the Equal Protection Clause of the Fourteenth Amendment of the United States Constitution.

                  On or about March 13, 1997, Interboro commenced a second proceeding in the Supreme Court of the State of New York, Albany County, under Article 78 of the Civil Practice Law and Rules alleging, among other things, that the actions of OSC, HESC and the State Education Department are arbitrary and capricious. In this special proceeding, Interboro sought, among other things, to recover all TAP and STAP funds withheld by HESC and OSC as well as incidental and consequential damages resulting from defendants' action.

                  By letter agreement dated March 7, 1997 Interboro entered into an interim repayment agreement with HESC which permitted HESC to withhold a portion of the TAP and STAP awards prospectively awarded to Interboro's eligible students in consideration for restoring Interboro to full pre-payment status as an institution eligible to receive student assistance prospectively. Without prejudice to its right to continue the above referenced litigation through a judicial determination, Interboro agreed to pay the following sums:

                  $500,000          Upon execution of the agreement
                  $400,000          December 10, 1997
                  $300,000          April 10, 1998
                  $600,000          December 10, 1998

                  By Decision and Order dated October 8, 1997, the district court granted the defendants' motion for summary judgment and dismissed the Federal Action. Interboro filed a timely appeal of the district court's decision which was fully briefed, argued and submitted to the United States Court of Appeals for the Second Circuit on April 20, 1998.

                  On or about October 16, 1997, the New York State Supreme Court, Albany County, entered an order dismissing the State Action. Thereafter, Interboro filed a timely Notice of Appeal and perfected that appeal to the Supreme Court of the State of New York, Appellate Division for the Third Department.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1999

                  NOTE 10 - DUE TO NEW YORK HESC (HIGHER EDUCATION SERVICES CORPORATION) (cont.)

                  As of June 30, 1999, both the state and federal court appeals have been determined conclusively in favor of the state agencies upholding the validity of the audit disallowances.

                  As of June 30, 1999, Interboro Institute has paid $2,876,334 to NYHESC through withheld TAP funds, $926,780 of these withholdings was accrued interest on the disallowance and $1,949,554 reduced the remaining balance of the disallowance due to NYHESC to $2,846,578.

                  As of the date of this report, NYHESC continued to withhold TAP Funds for payment of the liability and accrued interest. Based on information provided by NYHESC as of December 30, 1999 the remaining balance due to NYHESC is $788,383.

                  Management represents that this balance could be paid in its entirety as a result of funds to be withheld from TAP certifications for students enrolled during the Spring 2000 term, which come due by the end of March 2000. The Company will thereafter be immediately eligible to continue to receive TAP disbursements in the ordinary course.

                  NOTE 11 - OTHER CURRENT LIABILITIES

                  Other current liabilities consist of the following:

                       401(k) Contributions Withheld                $     6,875
                       Legal Fees on TAP Disallowance                    32,495
                       Accrued Interest on TAP Disallowance             108,218
                                                                    -----------

                                                                    $   147,588

                  NOTE 12 - LOSS - DISALLOWANCE OF TAP FUNDS

                           Original TAP Disallowance                $ 4,796,132

                           Payment of Interim Payment Agreement
                            through June 30, 1998                    (1,202,819)
                                    Accrued Interest                    621,384
                                                                     ----------
                                    Reduction of Balance               (581,435)

                       Legal Fees                                       127,700
                           Interest                                     406,400
                                                                    -----------

                           Loss From Disallowance of TAP Funds      $ 4,748,797
                                                                    ===========

                            INTERBORO INSTITUTE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999

                  NOTE 13 - LOSS - LEGAL SETTLEMENT

                  In 1996, a former instructor filed a complaint in the United States District Court for the Southern District of New York under the Civil Rights Act of 1964, alleging that her employment was unlawfully terminated on the basis of alleged acts of racial discrimination. The Company denied all charges of discrimination, but in the later part of 1998 a settlement in the amount of $22,500 was reached and that amount was paid in full by the Company.

                  NOTE 14 - 90/10 PERCENT RULE OF TITLE IV HEA PROGRAM FUNDS
                            REVENUE TEST

                  The Company is in compliance with the U.S. Department of Education's "90/10 Revenue Test", that no more than 90% of an institution's revenue can come from Title IV programs.

                  The percentage of revenues derived from Title IV funds received during the period July 1, 1998 through June 30, 1999 was 42.5%.

                  The following calculation used for the "90/10 Percent" rule of Title IV HEA Program Funds was prepared on the cash basis of accounting; consequently, revenues and the related assets are recognized when received rather than when earned, for this test.

                     Revenues derived from Title IV Funds            $3,350,655
                     received during the period

                     Total eligible program revenues received         7,887,546

                     Percentage of Title IV program revenues
                     received to total eligible program
                     revenues received                                     42.5%

                  The eligible Title IV program revenues collected are less than 90 percent of the total eligible program revenues; Therefore, the institute is in compliance with the "90/10 Percent" rule of Title IV HEA Program Funds.

                            INTERBORO INSTITUTE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999

                  NOTE 15 - CONTINGENCIES AND COMMITMENTS

                  SALES TAX AUDIT
                  During December 1999, the State of New York initiated a Sales and Use Tax Audit for the period from March 31, 1997 through August 31, 1999. This audit is to determine if all the appropriate sales and use taxes have been collected and paid. Since the audit began recently and is still in progress, management is unable to determine if any assessment may result from this audit.

                  TUITION ASSISTANCE PROGRAM (TAP)
                  TAP funds received through the academic grant years 1992 have been audited. Subsequent and future funds received are still subject to audit. At this time, it is not possible to determine the periods which will be audited.

                  NOTE 16 - GOING CONCERN

                  The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has a working capital deficiency and has suffered a loss and negative cash flows resulting from the disallowance and withholding of TAP funds, as explained in Notes 10 and 12, which raise substantial doubt about the Company's ability to continue as a going concern.

                  Negotiations are currently in progress for the purchase of the Corporation's stock whereby a substantial capital contribution would be made to the Company. Management believes that this infusion of capital, along with expected operating profits and the reinstatement of TAP disbursements in the ordinary course, should eliminate the working capital deficit. If this transaction cannot be consummated, the Company would be materially and adversely affected. The financial statements do not include any adjustments necessary if the Company becomes unable to continue operations for any reason.

                  NOTE 17 - SUBSEQUENT EVENTS

                  CHANGE OF OWNERSHIP
                  A written agreement reflecting the commitment to the continued negotiation, drafting, and consummation of a stock purchase by Interboro Holding, Inc., a Delaware corporation with offices at Educational Video Conferencing, Inc., Yonkers, New York was signed on December 30, 1999. This purchase agreement is scheduled to be completed by January 14, 2000.

                           INTERBORO INSTITUTE, INC.

                              FINANCIAL STATEMENTS

                     For the Six Months ended June 30, 1998

                           INTERBORO INSTITUTE, INC.

                               Table of Contents

                                                       Page

     INDEPENDENT AUDITOR'S REPORT                      F-36


     FINANCIAL STATEMENTS

     Balance Sheet                                     F-37


     Statement of Income and Retained Earnings         F-38


     Statements of Cash Flows                          F-39


     Notes to Financial Statements                     F-40-F-46

                          Independent Auditor's Report
                          ----------------------------


         To the Board of Directors and Stockholders of Interboro Institute Inc.


         We have audited the balance sheet of Interboro Institute Inc. as of June 30, 1998 and the related Statements Of income, retained earnings, and cash flows for the six months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Interboro Institute Inc. as of June 30, 1998 and the results of its operations and its cash flows for the six months then ended, in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards, we have also issued a report dated December 15, 1998 on our consideration of the Interboro Institute Inc. internal control structure and a report dated December 15, 1998 on its compliance with laws and regulations.

         Donald D. Devine Company
         Certified Public Accountants
         December 15, 1998

                            INTERBORO INSTITUTE, INC.
                                 Balance Sheet
                                 June 30, 1998

                                     ASSETS

     Current Assets

       Cash                                                   $    432,532
       Accounts and Notes Receivable                             2,011,979
         (less allowance for doubtful accounts of $ 137,756)
       Prepaid Expenses                                             66,388
       Inventory                                                    64,265
                                                              ------------

       Total Current Assets                                      2,575,164

     Fixed Assets - Net                                            214,783

     Other Assets

       Goodwill - Net                                              114,356
       Deferred Tax Benefit                                         12,191
                                                              ------------

       Total Other Assets                                          126 547
                                                              ------------

       TOTAL ASSETS                                           $  2 916 494
                                                              ============


                             LIABILITIES AND EQUITY

     Current Liabilities

       Accounts Payable                                       $    359,644
       Accrued Expenses                                            187,889
       Unearned Tuition                                            676,563
       Due to New York HESC                                        300,000
                                                              ------------


       Total Current Liabilities                                 1,524,096

     Stockholder's Equity

       Capital Stock - Common (no par value                         50,000
         Authorized 200 shares, issued and
         outstanding 100 shares)
       Additional Paid In Capital                                   30,317
       Retained Earnings - Unappropriated                        1,312,081
                                                              ------------

       Total Stockholder's Equity                                1,392,398
                                                              ------------

       TOTAL LIABILITIES AND EQUITY                           $  2,916,494
                                                              ============




           See accountant's report and notes to financial statements.

                            INTERBORO INSTITUTE, INC.
                   Statement of Income and Retained Earnings
                     For the Six Months Ended June 30, 1998




     Revenue

       Tuition Revenue - Net                                  $  2,375,819
       Bookstore Revenue                                           216,597
                                                              ------------

       Total Revenue                                             2,592,416

     Cost of Operations

       Books and Supplies                                          247,876
       Instructional Salaries                                      645,048
       Instructional Expenses                                       88,660

       Total Cost of Operations                                    981,584
                                                               -----------

     Gross Profit                                                1,610,832

     General & Administrative

       Administrative Salaries                                     559,549
       Administrative Expenses                                     286,681
       Student Recruitment                                         130,385
       Occupancy Expenses                                          321,706
       Student Services                                            256,591
       Depreciation                                                 35,149
       Amortization                                                  2,433
                                                               -----------

       Total General & Administrative                            1,592,494
                                                               -----------

     Income From Operations                                         18,338

     Other Income and (Expenses) - Net                               2,967

     Litigation Settlement                                     (   300,000)
                                                               ------------

     Income Before Provision for Income Tax                    (   278,695)

     Provision for Income Taxes                                      4,385
                                                               -----------

     Net Income                                                (   283,080)

     Retained Earnings,
       beginning of year (December 31, 1998)                     1,595,161
                                                              ------------

     Retained Earnings,
       end of year (June 30, 1998)                            $  1 312 081
                                                              ============




           See accountant's report and notes to financial statements.

                            INTERBORO INSTITUTE, INC.
                             Statement of Cash Flows
                     For the Six Months Ended June 30, 1998




     Cash flows from operating activities:

       Net income                                        $(  283,082)
                                                         ------------

       Adjustments to reconcile net income to net cash provided by operating activities:

         Depreciation and amortization                        37,582
         Deferred Income Taxes                                 4,072
         (Increase) decrease in Accounts Receivable       (  990,842)
         (Increase) decrease in Prepaid Expenses               4,823
         (Increase) decrease in Inventories                  126,652
         Increase (decrease) in Accounts Payable              38,020
         Increase (decrease) in Accrued Liabilities       (   59,025)
         Increase (decrease) in Unearned Tuition             676,563
         Increase (decrease) in Other Liabilities            300,000

         Total adjustments                                   137,845
                                                         -----------

       Net cash provided (used) by operating activities   (  145,237)
                                                         -----------


     Cash flows from investing activities:

       Cash payments for the purchase of property         (   24,471)
                                                         -----------

       Net cash provided (used) by investing activities   (   24,471)


     Net increase (decrease) in cash and equivalents      (  169,708)

     Cash and equivalents, beginning                         602,240
                                                         -----------

     Cash and equivalents, ending                        $   432,532
                                                         ===========



           See accountant's report and notes to financial statements.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1998

                  NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                  Interboro Institute, Inc. was incorporated under the laws of the State of New York on November 21, 1981, under the name of Kinterboro Corporation. Its principal business activity consists of the operation of a post-secondary secretarial and business school located in New York City. It subsequently changed its name to Interboro Institute, Inc. in conjunction with the liquidation of its subsidiary of the same name.

                  ALLOWANCE FOR DOUBTFUL ACCOUNTS
                  The Company analyzes its accounts receivable reviewing the age of the receivable, subsequent collections, and the items in collection. Accordingly, it sets up an appropriate allowance.

                  FIXED ASSETS

                  Fixed assets are stated at cost. Depreciation is calculated on the applicable straight-line or accelerated methods over the estimated useful lives of the assets.

                  INCOME TAXES

                  The Company has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code whereby the income or loss is passed on to the stockholders. Taxable income is reported under the direct write off method of accounting while the financial statements are prepared on the allowance method of accounting. As a result, the timing of the bad debt expenses differs for financial accounting and tax reporting purposes giving arise to a deferred benefit account.

                  New York State recognized the Subchapter S Provision in lieu of its corporate franchise tax, but New York City does not.

                  As of January 1, 1998 the Company has elected to change its year end from December 31 to June 30 for financial statement presentation to be consistent with the Student Financial Aid Year utilized by the Department of Education. The Company continues to maintain a calendar year for tax purpose. The financial statements presented are therefore for the six month period ended June 30, 1998 (the first new year end).

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1998

                  NOTE 1 -ORGANIZATION AND SIGNIFICANT ACCOUNTING
                  POLICIES (Cont.)

                  FINANCIAL AID

                  The School participates in most Federal and State Financial Aid programs (Title IV Programs, NYS TAP, etc.). A substantial portion of the students attending Interboro Institute, Inc. rely on these Federal and State Financial Aid programs to meet their tuition needs. Changes in the programs may have direct impact on the institute.

                  INVENTORY

                  Inventory consists of books and supplies to be sold to students. The Company values its inventory at the lower of cost or market, using the first-in, first-out method.

                  INTANGIBLE ASSETS

                  Goodwill arose in 1982 in connection with the Corporation's purchase of 100% of the stock of Interboro Institute, Inc. and its subsequent liquidation. Goodwill is being amortized over a period of 40 years.

                  NOTE 2 - CASH AND CASH EQUIVALENTS

                  The Company deposits the majority of its cash in one commercial bank in New York City, NY. From time to time cash balances in this account exceed the federally insured limits. To date, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash and cash equivalents. At June 30, 1998, cash balances related to the concentration totaled $177,657.

                  NOTE 3 - ACCOUNTS AND NOTES RECEIVABLE

                  The following schedule shows the components of accounts and notes receivable:

                           Accounts Receivable - Students             $1,720,199
                           Student Loans Receivable                      424,576
                           Employee Loans                                  4,960
                                                                      ----------
                                                                       2,149,735

                  Allowance for Doubtful Accounts                        137,756
                                                                      ----------

                  Accounts and Notes Receivable - Net                 $2,011,979
                                                                      ==========

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1998


                  NOTE 4 - FIXED ASSETS

                           Furniture, Fixtures & Equipment            $1,467,658
                           Leasehold Improvements                         73,817
                           Library                                        21,348
                           Automobiles                                    26,774
                                                                      ----------

                    Sub-Total - Fixed Assets                          $1,589,597
                                                                      ==========

                  Accumulated Depreciation

                           Furniture, Fixtures & Equipment             1,329,420
                           Leasehold Improvements                         10,914
                           Library                                        19,190
                           Automobiles                                    15,290
                                                                      ----------

                         Sub-Total - Accumulated Depreciation          1,374,814
                                                                       ---------

                   Fixed Assets - Net                                 $  214,783
                                                                      ==========


                  NOTE 5 - CAPITAL STOCK

                  At June 30, 1998, the Company has 100 shares of no par value common stock issued and outstanding. Common shares are voting and dividends are paid at the discretion of the Board of Directors.

                  NOTE 6 - LEASE COMMITMENT

                  The Company leases administrative offices and classrooms in New York City at 450 West 56th Street. The lease commenced on February 1, 1984 and has since been amended twice to include additional space and to extend the term to January 31, 2003. The Company is liable for its share increases in real estate taxes over the base year. Leasehold rent expense for the period ended June 30, 1998 was $198,403. At June 30, 1998, future minimum lease payments for the next five years are as follows:

                              For the year ended
                                   June 30,                           Rent
                           -------------------------                --------
                                    1998                           $ 403,503
                                    1999                           $ 414,983
                                    2000                           $ 426,463
                                    2001                           $ 437,943
                                    2002                           $ 449,423

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1998


                  NOTE 7 - RELATED PARTY TRANSACTIONS

                  The Company uses a related party, Bruce Advertising (a sole proprietorship) operated by the sole shareholder of the Corporation as an advertising agency. For the year ended June 30, 1998 the institution paid and owed the agency $229,355. As of June 30, 1998 the amount still payable was $229,355.

                  The Company uses a related party, Educational Service Mart, Inc., (owned 100% by the shareholder of the Company) to maintain and upgrade its computers. For the year ended June 30, 1998, the Company did not require these services and there was no balance outstanding.

                  NOTE 8 - EMPLOYEE BENEFIT PLANS

                  During July of 1992, the Company adopted a Savings Plan which meets all of the requirements of the Internal Revenue Service Code for a profit sharing plan under Code Sections 401(a) and 401(k). While the Company may elect to set aside contributions for employees, it did not do so for 1997.

                  Employees may make before and after tax contributions in accordance with normal 401(k) requirements. The Company applied for and has received a favorable determination letter from the IRS. The Company has no unfunded liability with regard to this plan.

                  NOTE 9 - INCOME TAXES

                  The provision for income taxes at June 30, 1998 consist of current and deferred income tax for the State of New York and the City of New York, as follows:

                           Current Taxes

                                    New York State Franchise Tax       $   163
                                    New City Corporation Tax               150
                                                                       -------

                                                                           313

                           Deferred Taxes                                4,072
                                                                       -------

                           Provision for Income Taxes                  $ 4,385
                                                                       =======

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1998

                  NOTE 10 - 85 PERCENT RULE OF TITLE IV HEA PROGRAM FUNDS

                  The Company is in compliance with the U.S. Department of Education's "85/15 requirement", that no more than 85% of an institution's revenue can come from Title IV programs.

                  The percentage of revenues derived from Title IV funds received during the year ended June 30, 1998 was 32.3%.

                  The following calculation used for the 85 Percent Rule of Title IV HEA Program Funds was prepared on the cash basis of accounting; consequently, revenues and related assets are recognized when received rather than when earned.

                  Eligible Title IV program revenues collected       $   918,085

                  Total eligible program revenues                      2,846,811

                  Percentage of eligible Title IV program                  32.3%
                  revenue to total eligible program revenues

                  The eligible Title IV program revenues collected are less than 85 percent of the total eligible program revenues, therefore, the institution is in compliance with the 85 percent rule.

                  NOTE 11 - COMMITMENTS AND CONTINGENCIES

                  The Office of the Comptroller of the State of New York ("OSC") in its final audit report of Interboro Institute's participation in the Tuition Assistance Program (TAP) and the Supplemental Tuition Assistance Program (STAP) for the academic grant years 1989-90 through 1991-92, dated November 15, 1996, has recommended the disallowance of $4,796,132 of TAP and STAP funds disbursed to Interboro during the audit period. In the report, OSC recommended that the New York State Higher Education Services Corporation, the state agency responsible for disbursing TAP funds, recover these disallowed funds plus applicable interest.

                  By letter dated November 19, 1996, the New York State Higher Education Services Corporation demanded from Interboro a refund of the full amount of the recommended disallowance plus applicable interest at the rate of 9% per annum, from the date of the letter.

                  On or about December 12, 1996, Interboro commenced a civil action in the United States District Court for the Northern District of New York against several state officials, including H. Carl McCall, the Comptroller of the State of New York, Robert J. Maurer, the President of HESC, and Donald J. Nolan, the former Deputy Commissioner of Higher and Professional Education within the State Education Department, seeking, among other things, a permanent

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1998

                  NOTE 11 - COMMITMENTS AND CONTINGENCIES (Cont.)

                  injunction and declaratory judgement against the defendants in their individual and official capacities. Interboro alleges claims under 42 U.S.C 1983, et. seq. premised upon defendants' selective enforcement of the applicable laws and regulations in violation of the Equal Protection Clause of the Fourteenth Amendment of the United States Constitution.

                  On or about March 13, 1997, Interboro commenced a second proceeding in the Supreme Court of the State of New York, Albany County, under Article 78 of the Civil Practice Law and Rules alleging, among other things, that the actions of OSC, HESC and the State Education Department are arbitrary and capricious. In this special proceeding, Interboro seeks, among other things, to recover all TAP and STAP funds withheld by HESC and OSC as well as incidental and consequential damages resulting from defendants' action.

                  By letter agreement dated March 7, 1997 Interboro entered into an interim repayment agreement with HESC which permits HESC to withhold a portion of the TAP and STAP awards prospectively awarded to Interboro's eligible students in consideration for restoring Interboro to full pre-payment status as an institution eligible to receive student assistance prospectively. Without prejudice to its right to continue the above referenced litigation through a judicial determination, Interboro agreed to pay the following sums:

                                    $500,000    Upon execution of the agreement
                                    $400,000    December 10, 1997
                                    $300,000    April 10, 1998
                                    $600,000    December 10, 1998

                  This agreement expressly provides that any sums withheld by HESC shall be refunded to Interboro with interest in the event and to the extent that defendants, actions are deemed to be unlawful.

                  By Decision and Order dated October 8, 1997, the district court granted the defendants' motion for summary judgment and dismissed the Federal Action. Interboro filed a timely Donald
                  J. Nolan, the former Deputy Commissioner of Higher and Professional Education within the State Education Department, seeking, among other things, a permanent

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 1998

                  NOTE 11- COMMITMENTS AND CONTINGENCIES (Cont.)

                  appeal of the district court's decision which was fully briefed, argued and submitted to the United States Court of Appeals for the Second Circuit on April 20, 1998.

                  On or about October 16, 1997, the New York State Supreme Court, Albany County, entered an order dismissing the State Action. Thereafter, Interboro filed a timely Notice of Appeal and is currently in the process of perfecting that appeal to the Supreme Court of the State of New York, Appellate Division for the Third Department.

                  Legal counsel for the Company states, "Though we believe that Interboro stands a reasonable chance of success on the appeals from the district court and the Supreme Court, it is probable that all or a portion of the monetary disallowances will be sustained on appeal."

                  Should all the monetary disallowances be sustained, Interboro would be obligated to pay the $ 4,796,132 disallowance plus applicable accrued interest at 9% per annum from November 19, 1996. As of June 30, 1998, the Company has paid $ 900,000. An additional $300,000 was due as of June 30, 1998, which was subsequently paid in July 1998. An additional $600,000 was due and paid per the agreement on December 10, 1998.

                           INTERBORO INSTITUTE, INC.

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            INTERBORO INSTITUTE, INC.

                               Table of Contents

                                      Page

     INDEPENDENT AUDITOR'S REPORT                       F-49


     FINANCIAL STATEMENTS

     Balance Sheet                                      F-50


     Statement of Income and Retained Earnings          F-51


     Statements of Cash Flows                           F-52


     Notes to Financial Statements                      F-53-F-59

                          Independent Auditor's Report
                          ----------------------------

To the Board of Directors and Stockholders of Interboro Institute Inc.


We have audited the balance sheet of Interboro Institute Inc. as of December 31, 1997 and the related Statements Of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Interboro Institute Inc. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated June 11, 1998 on our consideration of the Interboro Institute Inc. internal control structure and a report dated June 11, 1998 on its compliance with laws and regulations.

Donald D. Devine Company
Certified Public Accountants
June 11, 1998

                            INTERBORO INSTITUTE, INC.
                                 Balance Sheet
                               December 31, 1997

                                     ASSETS

          Current Assets

            Cash                                         $    602,238
            Accounts and Notes Receivable                   1 021,136
              (less allowance for doubtful accounts
              of $ 183 760)
            Prepaid Expenses                                   71,212
            Inventory                                         190,917
                                                         ------------

            Total Current Assets                            1,885,503
                                                         ============

          Fixed Assets - Net                                  225,461

          Other Assets

            Goodwill - Net                                    116,789
            Deferred Tax Benefit                               16,263

            Total Other Assets                                133,052
                                                         ------------

            TOTAL ASSETS                                 $  2,244,016
                                                         ============

                             LIABILITIES AND EQUITY

          Current Liabilities

            Accounts Payable & Accrued Expense           $    568,538
                                                         ------------


            Total Current Liabilities                         568,538
                                                         ============

          Stockholder's Equity

            Capital Stock - Common (no par value               50,000
              Authorized 200 shares, issued and
              outstanding 100 shares)
            Additional Paid In Capital                         30,317
            Retained Earnings - Unappropriated              1,595,161
                                                         ------------

            Total Stockholder's Equity                      1,675,478
                                                         ============

            TOTAL LIABILITIES AND EQUITY                 $  2,244,016
                                                         ============






           See accountant's report and notes to financial statements.

                            INTERBORO INSTITUTE, INC.
                   Statement of Income and Retained Earnings
                      For the Year Ended December 31, 1997




          Revenue

            Tuition Revenue - Net                       $   6,076,474
            Bookstore Revenue                                 367,142
                                                        -------------

            Total Revenue                                   6,443,616

          Cost of Operations

            Books and Supplies                                219,910
            Instructional Salaries                          1,282,709
            Instructional Expenses                            156,692
                                                        -------------

            Total Cost of Operations                        1,659,311
                                                        -------------

          Gross Profit                                      4,784,305

          General & Administrative

            Administrative Salaries                         1,216,768
            Administrative Expenses                           743,570
            Student Recruitment                               647,572
            Occupancy Expenses                                638,439
            Student Services                                  516,054
            Depreciation                                       84,179
            Amortization                                        4,866
                                                         ------------

            Total General & Administrative                  3,851,448
                                                         ------------

          Income From Operations                              932,857

          Other Income and (Expenses) - Net               (       494)

          Litigation Settlement                           (   901,373)
                                                         ------------

          Income Before Provision for Income Tax               30,990

          Provision for Income Taxes                            4,884
                                                         ------------

          Net Income                                           26,106

          Retained Earnings,
            beginning of year                               1,569,055
                                                         ------------
          Retained Earnings,
            end of year                                  $  1,595,161
                                                         ============


           See accountant's report and notes to financial statements.

                            INTERBORO INSTITUTE, INC.
                             Statement of Cash Flows

                      For the Year Ended December 31, 1997

     Cash flows from operating activities:

       Net income                                        $    26,106

       Adjustments to reconcile net income to net cash provided by operating activities:

         Depreciation and amortization                        89,045
         (Gain) loss on disposal of property                   8,734
         (Increase) decrease in Accounts Receivable       (  300,649)
         (Increase) decrease in Prepaid Expenses             197,599
         (Increase) decrease in Inventories               (   65,359)
         (Increase) decrease in other assets              (    4,323)
         Increase (decrease) in Accounts Payable          (  290,806)
                                                         -----------

         Total adjustments                                (  365,759)
                                                         -----------

       Net cash provided (used) by operating activities   (  339,653)
                                                         -----------

     Cash flows from investing activities:

       Purchase of Property                               (   17,911)
       Proceeds from Sale of Property                          2,500
                                                         -----------

       Net cash provided (used) by investing activities   (   15,411)


     Net increase (decrease) in cash and equivalents      (  355,064)

     Cash and equivalents, beginning of year                 957,302
                                                         -----------

     Cash and equivalents, end of year                   $   602,238
                                                         -----------






           See accountant's report and notes to financial statements.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1997


                  NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                  Interboro Institute, Inc. was incorporated under the laws of the State of New York on November 21, 1981, under the name of Kinterboro Corporation. Its principal business activity consists of the operation of a post-secondary secretarial and business school located in New York City. It subsequently changed its name to Interboro Institute, Inc. in conjunction with the liquidation of its subsidiary of the same name.

                  ALLOWANCE FOR DOUBTFUL ACCOUNTS
                  The Company analyzes its accounts receivable reviewing the age of the receivable, subsequent collections, and the items in collection. Accordingly, it sets up an appropriate allowance.

                  FIXED ASSETS

                  Fixed assets are stated at cost. Depreciation is calculated on the applicable straight-line or accelerated methods over the estimated useful lives of the assets.

                  INCOME TAXES

                  The Company has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code whereby the income or loss is passed on to the stockholders. Taxable income is reported under the direct write off method of accounting while the financial statements are prepared on the allowance method of accounting. As a result, the timing of the bad debt expenses differs for financial accounting and tax reporting purposes giving arise to a deferred benefit account.

                  New York State recognized the Subchapter S Provision in lieu of its corporate franchise tax, but New York City does not.

                  FINANCIAL AID

                  The School participates in most Federal and State Financial Aid programs (Title IV Programs, NYS TAP, etc.). A substantial portion of the students attending Interboro Institute, Inc. rely on these Federal and State Financial Aid programs to meet their tuition needs. Changes in the programs may have direct impact on the institute.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1997


                  NOTE 1 -ORGANIZATION AND SIGNIFICANT ACCOUNTING
                          POLICIES(Cont.)

                  INVENTORY

                  Inventory consists of books and supplies to be sold to students. The Company values its inventory at the lower of cost or market, using the first-in, first-out method.

                  INTANGIBLE ASSETS
                  Goodwill arose in 1982 in connection with the Corporation's purchase of 100% of the stock of Interboro Institute, Inc. and its subsequent liquidation. Goodwill is being amortized over a period of 40 years.

                  NOTE 2 - CASH AND CASH EQUIVALENTS

                  The Company deposits the majority of its cash in one commercial bank in New York City, NY. From time to time cash balances in this account exceed the federally insured limits. To date, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash and cash equivalents. At December 31 1997, cash balances related to the concentration totaled $ 651,172.

                  NOTE 3 - ACCOUNTS AND NOTES RECEIVABLE

                  The following schedule shows the components of accounts and notes receivable:

                           Accounts Receivable - Students             $  882,983
                           Student Loans Receivable                      321,613
                           Employee Loans                                    300
                                                                      ----------
                                                                       1,204,896

                  Allowance for Doubtful Accounts                        183,760
                                                                      ----------

                  Accounts and Notes Receivable - Net                 $1,021,136


                  NOTE 4 - FIXED ASSETS

                           Furniture, Fixtures & Equipment            $1,437,084
                           Leasehold Improvements                         73,817
                           Library                                        21,348
                           Automobiles                                    26,774
                                                                      ----------

                    Sub-Total - Fixed Assets                          $1,559,023
                                                                      ==========

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1997

                  NOTE 4 - FIXED ASSETS (Cont.)

                  Accumulated Depreciation

                           Furniture, Fixtures & Equipment             1,291,334
                           Leasehold Improvements                          9,833
                           Library                                        17,893
                           Automobiles                                    14,502
                                                                      ----------

                         Sub-Total - Accumulated Depreciation          1,333,562
                                                                      ----------

                   Fixed Assets - Net                                 $  225,461
                                                                      ==========

                  NOTE 5 - CAPITAL STOCK

                  At December 31, 1997, the Company has 100 shares of no par value common stock issued and outstanding. Common shares are voting and dividends are paid at the discretion of the Board of Directors.

                  NOTE 6 - LEASE COMMITMENT

                  The Company leases administrative offices and classrooms in New York City at 450 West 56th Street. The lease commenced on February 1, 1984 and has since been amended twice to include additional space and to extend the term to January 31, 2003. The Company is liable for its share increases in real estate taxes over the base year. Leasehold rent expense for 1997 was $386,283. At December 31, 1997, future minimum lease payments for the next five years are as follows:

                                    1998                               $ 397,763
                                    1999                               $ 409,243
                                    2000                               $ 420,723
                                    2001                               $ 432,203
                                    2002                               $ 443,683



                  NOTE 7 - RELATED PARTY TRANSACTIONS


                  The Company uses a related party, Bruce Advertising (a sole proprietorship) operated by the sole shareholder of the Corporation as an advertising agency. For the year ended December 31, 1997 the institution paid and owed the agency $607,618. As of December 31, 1997 the amount still payable was $339,618.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1997


                  NOTE 7 - RELATED PARTY TRANSACTIONS (Cont.)

                  The Company uses a related party, Educational Service Mart, Inc., (owned 100% by the shareholder of the Company) to maintain and upgrade its computers. For the year ended December 31, 1997, the Company did not require these services and there was no balance outstanding.

                  NOTE 8 - EMPLOYEE BENEFIT PLANS

                  During July of 1992, the Company adopted a Savings Plan which meets all of the requirements of the Internal Revenue Service Code for a profit sharing plan under Code Sections 401(a) and 401(k). While the Company may elect to set aside contributions for employees, it did not do so for 1997.

                  Employees may make before and after tax contributions in accordance with normal 401(k) requirements. The Company applied for and has received a favorable determination letter from the IRS. The Company has no unfunded liability with regard to this plan.

                  NOTE 9 - INCOME TAXES

                  The provision for income taxes at December 31, 1997 consist of current and deferred income tax for the State of New York and the City of New York, as follows:

                           Current Taxes

                                    New York State Franchise Tax        $   325
                                    New City Corporation Tax              8,882
                                                                        -------

                                                                          9 207
                           Deferred Benefit                             ( 4,323)
                                                                         ------

                           Provision for Income Taxes                   $ 4,884
                                                                        =======

                  NOTE 10 - 85 PERCENT RULE OF TITLE IV HEA PROGRAM FUNDS

                  The Company is in compliance with the U.S. Department of Education's "85/15 requirement", that no more than 85% of an institution's revenue can come from Title IV programs.

                  The percentage of revenues derived from Title IV funds received during the year ended December 31, 1997 was 37.5%.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1997


                  NOTE  10 - 85  PERCENT  RULE OF  TITLE  IV HEA  PROGRAM  FUNDS
(Cont.)

                  The following calculation used for the 85 Percent Rule of Title IV HEA Program Funds was prepared on the cash basis of accounting; consequently, revenues and related assets are recognized when received rather than when earned.

                  Eligible Title IV program revenues collected       $ 2,162,124

                  Total eligible program revenues                      5,836,478

                  Percentage of eligible Title IV program               37.5%
                  revenue to total eligible program revenues

                  The eligible Title IV program revenues collected are less than 85 percent of the total eligible program revenues, therefore, the institution is in compliance with the 85 percent rule.

                  NOTE 11 - COMMITMENTS AND CONTINGENCIES

                  The Office of the Comptroller of the State of New York ("OSC") in its final audit report of Interboro Institute's participation in the Tuition Assistance Program (TAP) and the Supplemental Tuition Assistance Program (STAP) for the academic grant years 1989-90 through 1991-92, dated November 15, 1996, has recommended the disallowance of $4,796,132 of TAP and STAP funds disbursed to Interboro during the audit period. In the report, OSC recommended that the New York State Higher Education Services Corporation, the state agency responsible for disbursing TAP funds, recover these disallowed funds plus applicable interest.

                  By letter dated November 19, 1996, the New York State Higher Education Services Corporation demanded from Interboro a refund of the full amount of the recommended disallowance plus applicable interest at the rate of 9% per annum, from the date of the letter.

                  On or about December 12, 1996, Interboro commenced a civil action in the United States District Court for the Northern District of New York against several state officials, including H. Carl McCall, the Comptroller of the State of New York, Robert J. Maurer, the President of HESC, and

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1997

                  NOTE 11 - COMMITMENTS AND CONTINGENCIES (Cont.)

                  Donald J. Nolan, the former Deputy Commissioner of Higher and Professional Education within the State Education Department, seeking, among other things, a permanent injunction and declaratory judgement against the defendants in their individual and official capacities. Interboro alleges claims under 42 U.S.C 1983, et. seq. premised upon defendants' selective enforcement of the applicable laws and regulations in violation of the Equal Protection Clause of the Fourteenth Amendment of the United States Constitution.

                  On or about March 13, 1997, Interboro commenced a second proceeding in the Supreme Court of the State of New York, Albany County, under Article 78 of the Civil Practice Law and Rules alleging, among other things, that the actions of OSC, HESC and the State Education Department are arbitrary and capricious. In this special proceeding, Interboro seeks, among other things, to recover all TAP and STAP funds withheld by HESC and OSC as well as incidental and consequential damages resulting from defendants' action.

                  By letter agreement dated March 7, 1997 Interboro entered into an interim repayment agreement with HESC which permits HESC to withhold a portion of the TAP and STAP awards prospectively awarded to Interboro's eligible students in consideration for restoring Interboro to full pre-payment status as an institution eligible to receive student assistance prospectively. Without prejudice to its right to continue the above referenced litigation through a judicial determination, Interboro agreed to pay the following sums:

                                    $500,000     Upon execution of the agreement
                                    $400,000     December 10, 1997
                                    $300,000     April 10, 1998
                                    $600,000     December 10, 1998

                  This agreement expressly provides that any sums withheld by HESC shall be refunded to Interboro with interest in the event and to the extent that defendants, actions are deemed to be unlawful.

                  By Decision and Order dated October 8, 1997, the district court granted the defendants' motion for summary judgment and dismissed the Federal Action. Interboro filed a timely appeal of the district court's decision which was fully briefed, argued and submitted to the United States Court of Appeals for the Second Circuit on April 20, 1998.

                            INTERBORO INSTITUTE, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 1997

                  NOTE 11- COMMITMENTS AND CONTINGENCIES (Cont.)


                  On or about October 16, 1997, the New York State Supreme Court, Albany County, entered an order dismissing the State Action. Thereafter, Interboro filed a timely Notice of Appeal and is currently in the process of perfecting that appeal to the Supreme Court of the State of New York, Appellate Division for the Third Department.

                  Legal counsel for the Company states, "Though we believe that Interboro stands a reasonable chance of success on the appeals from the district court and the Supreme Court, it is probable that all or a portion of the monetary disallowances will be sustained on appeal."

                  Should all the monetary disallowances be sustained, Interboro would be obligated to pay the $ 4,796,132 disallowance plus applicable accrued interest at 9% per annum from November 19, 1996. As of December 31, 1997, the Company has paid $ 901,373 and has paid an additional $300,000 on April 10, 1998.